SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

September 29, 2004

Avatech Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31265	84-1035353
(Commission File Number)	IRS Employer Identification No.

10715 Red Run Blvd., Suite 101, Owings Mills, Maryland	21117
Address of Principal Executive Offices	(Zip Code)

(410) 581-8080

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 2: FINANCIAL INFORMATION

Item 2.02. Results of Operation and Financial Condition.

On September 29, 2004, Avatech Solutions, Inc. announced its results of operations for its fiscal quarter and fiscal year ended June 30, 2004. A copy of the Company’s press release announcing such results dated September 29, 2004 is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933

SECTION 9: FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.

99.1	Press Release dated September 29, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2004	Avatech Solutions, Inc.

	By:	/s/ Beth O. MacLaughlin
Beth O. MacLaughlin
Chief Financial Officer and
Principal Accounting Officer